UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Preliminary Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BREKFORD CORP.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.

☐Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐ Fee paid previously with preliminary materials:  N/A

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

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(4)           Date Filed:

Explanatory Note

Brekford Corp. (the “Company”) files this Amendment No. 1 to the definitive proxy statement on Schedule 14A for the annual meeting of stockholders to be held on June 15, 2012 for the purpose of correcting a typographical error in the form of proxy that was attached thereto as Appendix A.  At the annual meeting, pursuant to Proposal 1 as set forth in the definitive proxy statement and the Notice of Internet Availability, stockholders as of April 20, 2012 will be asked to elect C.B. Brechin, Douglas DeLeaver, Jessie Lee, Jr. and Scott Rutherford to serve on the Company’s Board of Directors until the 2013 annual meeting of stockholders and until their successors are duly elected and qualified.  The form of proxy erroneously named Jim Pomfret as a director nominee rather than Mr. Lee.  A corrected form of proxy is filed herewith.

APPENDIX A

CORRECTED FORM OF PROXY

BREKFORD CORP.

2012 ANNUAL MEETING OF STOCKHOLDERS – JUNE 15, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Brekford Corp. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint C.B. Brechin and Scott Rutherford, or either of them, proxies for and in the name of the undersigned, with the powers that the undersigned would possess if personally present, including full power of substitution, and hereby authorizes them to represent and to vote as indicated below all of the undersigned’s shares of common stock, $.0001 par value per share, of the Company held of record by the undersigned on April 20, 2012 at the 2012 Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices located at 7020 Dorsey Road, Hanover, Maryland 21076 on June 15, 2012 at 12:00 P.M., local time, or at any adjournment or postponement thereof, for the purposes identified on this proxy card and with discretionary authority as to any other matters that may properly come before the annual meeting, including substitute nominees if any of the named director nominees should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement, the receipt of which is hereby acknowledged.

If this proxy is properly executed, then all shares represented hereby will be voted in accordance with the instructions appearing on the proxy.  In the absence of specific instructions, proxies will be voted “FOR ALL NOMINEES” with respect to Proposal 1 and in the discretion of the proxy holders as to any other business that may properly come before the meeting as described in Proposal 2.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 15, 2012

This proxy statement and the Company’s Annual Report to Stockholders (including its Annual Report on Form 10-K for the year ended December 31, 2011) are available at www.iproxydirect.com/BFDI.

1.           Election of four nominees named below to the Company’s Board of Directors until the 2013 annual meeting of stockholders and until their successors are duly elected and qualified:

C.B. Brechin	Douglas DeLeaver	Jessie Lee, Jr.	Scott Rutherford

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL NOMINEES EXCEPT (see instruction below)

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and strike a line through that nominee’s name in the list above.

2.           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof, including matters incidental to its conduct.

DATED: _____________________, 2012

SIGNATURE(S)

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.  Please sign exactly as name appears hereon.  Joint holders should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing.  If a corporation or other entity, please sign in full corporate or entity name by authorized person.

Please see reverse side.

Your proxy control number:

VOTE BY INTERNET: Logon to www.iproxydirect.com/BFDI.  Enter your control number printed above; vote your proxy by checking the appropriate boxes; click on “Accept Vote”.

You may vote by Internet or telephone 24 hours a day,
7 days a week.  Internet voting is available through 11:59 p.m., prevailing time, on June 14, 2012.
Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

VOTE BY MAIL:  If you do not wish to vote over the Internet, please complete, sign and date the accompanying proxy card and return it in the pre-paid envelope.